[AMERICAN BEACON FUNDS LOGO]

Supplement DATED JULY 31, 2007 TO THE PROSPECTUSES DATED MARCH 1, 2007

Intermediate Bond Fund  - AMR and Institutional Class Prospectuses
------------------------------------------------------------------
The following sentence is inserted as the second to last sentence of the section titled "Historical Performance:"

Performance shown in the chart and tables below reflects the Fund's one-time receipt in December 2006 of class action settlement proceeds that were related to investment activity in 2002. The Fund's performance for all periods that include December 2006 was significantly higher than it would have been absent receipt of the settlement proceeds.


Short-Term Bond Fund - AMR, Institutional, and PlanAhead Class Prospectuses
---------------------------------------------------------------------------
The following sentence is inserted as the second to last sentence of the section titled "Historical Performance:"

Performance shown in the chart and tables below reflects the Fund's one-time receipt in December 2006 of class action settlement proceeds that were related to investment activity in 2002. The Fund's performance for all periods that include December 2006 was significantly higher than it would have been absent receipt of the settlement proceeds.


S&P 500 Index Fund - AMR, Institutional, and PlanAhead Class Prospectuses
-------------------------------------------------------------------------
Effective July 1, 2007, John A. Tucker, CFA replaced James May on the management team at State Street Fund Management, Inc. ("SSgA FM"), which is responsible for the day-to-day management of the State Street Equity 500 Index Portfolio (the "State Street Portfolio"). Sentences seven through twelve, in the second paragraph of the SSgA section, are hereby replaced with the following:

   Key professionals involved in the day-to-day portfolio management for the State Street Portfolio include the following: John Tucker and Karl Schneider. Mr. Tucker is a Vice President of SSgA and a Principal of SSgA FM. Mr. Tucker is a Senior Portfolio Manager in SSgA FM's Global Structured Products Team. Mr. Tucker joined SSgA in 1988. Prior to joining the Global Structured Products Group, Mr. Tucker worked in the SSgA Structured Products Group in London as Manager of all index strategies. He is a member of the Boston Security Analysts Society and CFA Institute.

The following hereby replaces the last sentence of the SSgA section.

   The Funds' SAI provides additional information about Mr. Tucker and Mr. Schneider, including other accounts they manage, their ownership in the State Street Portfolio and their compensation.